EXHIBIT 10.2

EXECUTION COPY

AMENDMENT

Dated as of March 31, 2014

To the Lenders party to the Credit Agreement
and the Administrative Agent referred to below

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of June 17, 2011 and as amended as of October 3, 2011, May 8, 2012, May 8, 2013 and October 31, 2013 (the “Credit Agreement”), among FirstEnergy Solutions Corp. and Allegheny Energy Supply Company, LLC, as the Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders thereunder, the fronting banks party thereto, the swing line lenders party thereto and the Lenders party thereto. This amendment of the Credit Agreement is hereinafter referred to as this “Amendment”, and the Credit Agreement, as amended by this Amendment, is referred to as the “Amended Credit Agreement”. Capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Credit Agreement.
Section 1. Credit Agreement Amendment. The parties agree that, subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is amended as follows:
(a)Section 1.01 is amended to add the following terms in their appropriate alphabetical order:
“‘Anti-Corruption Laws’ means all laws, rules, and regulations of any jurisdiction applicable to the Covered Entities or their respective activities from time to time concerning or relating to terrorism, money-laundering, bribery or corruption, including, without limitation, (i) the United States Foreign Corrupt Practices Act of 1977, as amended from time to time, and the applicable regulations thereunder, and (ii) the United Kingdom’s Anti-Bribery Act 2010, as amended from time to time.”
“‘Covered Entity’ means, with respect to any Borrower (i) such Borrower and each of its Subsidiaries and (ii) each Person that, directly or indirectly, is in control of a Person described in clause (i) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise.”

1122569268.10

“‘Non-Approving Lender’ means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all affected Lenders in accordance with the terms of Section 8.01 and (ii) has been approved by the Majority Lenders.”
“‘OFAC’ means The Office of Foreign Assets Control of the U.S. Department of the Treasury.”
“‘Reportable Compliance Event’ means that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Corruption Law or any predicate crime to any Anti-Corruption Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Corruption Law.”
“‘Sanctioned Country’ means, at any time, a country or territory which is the subject or target of any Sanctions.”
“‘Sanctioned Person’ means (a) any Person named on the list of Specially Designated Nationals maintained by OFAC, or any other Sanctions-related list of designated Persons maintained by the U.S. Department of State, the U.S. Department of Commerce, the U.S. Department of the Treasury or any other U.S. Governmental Authority, or maintained by the United Nations Security Council, the European Union or any member state thereof, as may be amended, supplemented or substituted from time to time, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person. For purposes of the foregoing clause (c), ‘control’ shall have the meaning ascribed to such term in the definition of ‘Covered Entity’.”
“‘Sanctions’ means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC, the U.S. Department of State or the U.S. Department of Treasury, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.”
“‘United States’ and ‘U.S.’ each means the United States of America.”
(b)Section 1.01 is amended by to delete the term “Reference Banks” in its entirety.
(c)The term “Amendment Effective Date” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Amendment Effective Date’ means March 31, 2014.”
(d)The term “Applicable Margin” set forth in Section 1.01 is amended to replace both occurrences of the text “the Amendment Effective Date” with the text “May 8, 2012”.
(e)The term “Consolidated Debt” set forth in Section 1.01 is amended to replace the text “Termination Date” appearing in the proviso therein with the text “latest Termination Date”.

(f)The term “Disclosure Documents” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Disclosure Documents’ means (i) FE’s Annual Report on Form 10-K for the year ended December 31, 2013 and Current Reports on Form 8-K filed in 2014 prior to the Amendment Effective Date and (ii) with respect to (A) FES, such Borrower’s Annual Report on Form 10-K for the year ended December 31, 2013 and Current Reports on Form 8-K filed in 2014 prior to the Amendment Effective Date, and (B) AESC, such Borrower’s unaudited consolidated balance sheets as of December 31, 2013, and the related unaudited consolidated statements of income, retained earnings and cash flows for the fiscal year then ended, with, in each case, any accompanying notes, all prepared in accordance with GAAP, copies of which have been furnished to each Lender, each Swing Line Lender and each Fronting Bank.”
(g)The term “Eurodollar Rate” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Eurodollar Rate’ means, for the Interest Period for any Eurodollar Rate Advance made in connection with any Borrowing, the rate of interest per annum (rounded upward to the nearest 1/32 of 1%) as calculated by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) and obtained through a nationally recognized service such as the Dow Jones Market Service (Telerate), Reuters or other such service then being used by the Administrative Agent to ascertain such rates of interest (in each case, the “Service”) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period.”
(h)The term “Fee Letters” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Fee Letters’ means (i) the letter agreement, dated as of April 27, 2011, among the Borrowers and JPMCB, (ii) the letter agreement, dated as of April 27, 2011, among the Borrowers, JPMCB, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America, N.A., Barclays Bank PLC, The Royal Bank of Scotland plc and RBS Securities Inc., (iii) the letter agreement, dated as of May 2, 2011, among the Borrowers, Citigroup Global Markets Inc., KeyBank National Association, The Bank of Nova Scotia, Union Bank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., Wells Fargo Bank, National Association and Wells Fargo Securities, LLC, and (iv) the letter agreement, dated as of April 10, 2012, among the Borrowers, FE, certain Affiliates of FE, RBS, J.P. Morgan Securities LLC, JPMorgan Chase Bank, N.A. and RBS Securities Inc., (v) the letter agreement, dated as of May 8, 2013, among the Borrowers, FE, certain Affiliates of FE, J.P. Morgan Securities LLC, JPMorgan Chase Bank, N.A., RBS and RBS Securities Inc., (vi) the letter agreement, dated as of March 4, 2014, among the Borrowers, FE, certain Affiliates of FE, J.P. Morgan Securities LLC, JPMorgan Chase Bank, N.A., RBS and RBS Securities Inc. and (vii) the letter agreement, dated as of March 4, 2014, among the Borrowers, FE, certain Affiliates of FE, J.P. Morgan Securities LLC, JPMorgan Chase Bank, N.A., RBS and RBS Securities Inc. (the letter agreements described in clauses (vi) and (vii), collectively, the “2014 Amendment Fee Letters”), in each case, as amended, modified or supplemented from time to time.”
(i)The term “Junior Subordinated Deferred Interest Debt Obligations” set forth in Section 1.01 is amended to replace the text “Termination Date” appearing in clause (i) thereof with the text “latest Termination Date”.
(j)The term “Majority Lenders” set forth in Section 1.01 is amended to replace both occurrences of the text “Termination Date” with the text “latest Termination Date”.
(k)The term “Termination Date” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Termination Date’ means, as to any Lender, the date set forth opposite such Lender’s name on Schedule VIII hereto, subject, for certain Lenders, to the extension described in Section 2.19 hereof, or, in any case, the earlier date of termination in whole of the Commitments pursuant to Section 2.06 or Section 6.01 hereof.”
(l)The term “Trust Preferred Securities” set forth in Section 1.01 is amended to replace the text “Termination Date” appearing in clause (v) thereof with the text “latest Termination Date”.
(m)Section 2.01 is amended to replace the text “Termination Date” appearing in the first sentence therein with the text “Termination Date applicable to such Lender”.
(n)Section 2.03(a) is amended to replace the text “Termination Date” appearing in the first sentence therein with the text “Termination Date applicable to such Swing Line Lender”.
(o)Section 2.04(a) is amended to (i) replace the text “Termination Date” appearing in the first sentence therein with the text “Termination Date applicable to such Fronting Bank” and (ii) replace the text “latest Termination Date” appearing in the second sentence therein with the text “then-scheduled Termination Date applicable to the Fronting Bank issuing such Letter of Credit”.
(p)Section 2.05(a) is amended to (i) replace the text “the date that is one day prior to the Amendment Effective Date” appearing in clause (i) of the first sentence therein with the text “May 7, 2012” and (ii) replace the text “the Amendment Effective Date” appearing in clause (ii) of the first sentence therein with the text “May 8, 2012”.
(q)Section 2.06(b) is amended to replace the text “On any date on or prior to the Termination Date” with the text “On any date prior to the latest Termination Date”.
(r)Section 2.08(a) is amended to replace the text “Termination Date” with the text “Termination Date applicable to such Lender”.
(s)Section 2.08(b) is amended to replace the text “Termination Date” with the text “Termination Date applicable to such Lender”.
(t)Section 4.01(g) is amended and restated in its entirety to read as follows:

“Financial Statements; Material Adverse Change. The consolidated balance sheets of such Borrower and its Subsidiaries, as at December 31, 2013, in the case of FES, and December 31, 2012, in the case of AESC, and, in each case, the related consolidated statements of income, retained earnings and cash flows of such Borrower and its Subsidiaries, certified by PricewaterhouseCoopers LLP, independent public accountants, copies of which have been furnished to each Lender, each Swing Line Lender and each Fronting Bank, in all cases as amended and restated to the date hereof, present fairly in all material respects the consolidated financial position of such Borrower and its Subsidiaries as at the indicated dates and the consolidated results of the operations of such Borrower and its Subsidiaries for the periods ended on the indicated dates, all in accordance with GAAP consistently applied. Except as disclosed in such Borrower’s Disclosure Documents, there has been no change, event or occurrence since December 31, 2013, in the case of FES, and December 31, 2012, in the case of AESC, that has had a Material Adverse Effect with respect to such Borrower.”
(u)Section 4.01 is amended to add the following subsection (n) immediately after subsection (m):
“(n)     Anti-Corruption Laws and Sanctions. Such Borrower has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance with Anti-Corruption Laws and Sanctions in all material respects by the Covered Entities and their respective directors, officers, employees and, to the extent commercially reasonable, agents under the control and acting on behalf of the Covered Entities. The Covered Entities are in compliance in all material respects with (i) the Trading with the Enemy Act, as amended, and each of the regulations promulgated by OFAC (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Patriot Act. The Covered Entities and their respective officers and employees and, to the knowledge of such Borrower, the Covered Entities’ directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of the Covered Entities or any of their respective directors, officers or employees or, to the knowledge of such Borrower, any agent of the Covered Entities (i) is a Sanctioned Person, (ii) has assets located in Sanctioned Countries in violation of applicable Sanctions, (iii) does business in or with, or derives its operating income from investments in, or transactions with, Sanctioned Persons or (iv) does unauthorized business in or with, or derives its operating income from unauthorized investments in, or transactions with, Sanctioned Countries. No Borrowing or use of proceeds thereof will violate Anti-Corruption Laws or applicable Sanctions.”
(v)Section 5.01(b) is amended to replace the text “the U.S. Treasury Department Office of Foreign Assets Control” with the text “OFAC”.
(w)Section 5.01(h) is amended to replace the text “Termination Date” with the text “latest Termination Date”.
(x)Section 5.01(g) is amended (A) to replace the text “; and” at the end of subsection (ix) with the text “;”, (B) to add the following new subsection (x) immediately after subsection (ix): “(x) promptly upon the occurrence of a Reportable Compliance Event, notice of such occurrence;

and”, and (C) to replace the text “(x)” at the beginning of the existing subsection (x) with the text “(xi)”.
(y)Section 5.01 is amended to add the following subsection (k) immediately after subsection (j):
“(k)    Compliance with Anti-Corruption Laws and Sanctions. (i) Maintain in effect and enforce, and cause the other Covered Entities to maintain in effect and enforce, policies and procedures reasonably designed to ensure compliance with Anti-Corruption Laws and applicable Sanctions in all material respects by the Covered Entities and their respective directors, officers, employees and, to the extent commercially reasonable, agents under the control and acting on behalf of the Covered Entities, and (ii) comply, and cause the other Covered Entities to comply, in all material respects with Anti-Corruption Laws and Sanctions applicable to it or its property.”
(z)Section 5.03 is amended to add the following subsection (h) immediately after subsection (g):
“(h)     Compliance with Anti-Corruption Laws and Sanctions. Request any Borrowing, or use, or permit any of the other Covered Entities and its or their respective directors, officers, employees and agents to use, the proceeds of any Borrowing (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, (iii) for the purpose of unauthorized funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Country, or (iv) in any manner that would result in the violation of any Sanctions applicable to, or the imposition of any Sanctions on, any Covered Entity or, to the knowledge of such Borrower, any other party hereto.”
(aa)Section 8.08(h) is amended to replace both occurrences of the text “a Defaulting Lender” appearing in the first sentence therein with the text “a Defaulting Lender or a Non-Approving Lender”.
(ab)Section 8.08(h) is further amended to replace the last sentence therein with the following:
“Notwithstanding the foregoing, no Lender shall make any assignment at any time pursuant to this subsection (h) if, at such time, (i) an Event of Default or Unmatured Default has occurred and is continuing, (ii) any Borrower has not satisfied all of its obligations hereunder with respect to such Lender, (iii) such replacement of such Lender is not acceptable to the Administrative Agent, the Fronting Banks and the Swing Line Lenders, as applicable, pursuant to subsection (b)(iii) above or (iv) in the case of any assignment resulting from a Lender becoming a Non-Approving Lender, the applicable assignee has not consented to the applicable amendment, waiver or consent.”

(ac)Schedule I (List of Commitments and Lending Offices) to the Credit Agreement is amended and restated in its entirety by Schedule I hereto.
(ad)A new Schedule VIII (Termination Dates of the Lenders) to the Credit Agreement is added by inserting Schedule VIII hereto immediately after Schedule VII to the Credit Agreement.
Section 2. Commitment Decrease.
(a)Pursuant to Section 2.06(a) of the Credit Agreement, the Borrowers request the permanent reduction, effective as of the Amendment Date, of unused Commitments in an aggregate amount equal to $1,000,000,000. The Commitments of all Lenders shall be reduced ratably in proportion to the amount of such reduction.
(b)Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Borrowers, the Administrative Agent, the Fronting Banks, the Swing Line Lenders and each Lender party hereto (including each New Extension Lender) agree that on the Amendment Date Schedule I to the Credit Agreement is amended and restated in its entirety by Schedule I hereto.
Section 3. New Extension Lenders. Subject to the satisfaction of the conditions precedent set forth in Section 4 below:
(a)Each Lender party to this Amendment that is not a party to the Credit Agreement (each, a “New Extension Lender”) extends to the Borrowers, on the Amendment Date, such New Extension Lender’s Commitment in the amount designated for such New Extension Lender as set forth on Schedule I hereto, such Commitment being made on a several, and not joint and several, basis and subject to the terms and conditions set forth in the Amended Credit Agreement. Each New Extension Lender agrees that, upon the Amendment Date, such New Extension Lender will be a Lender for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement), and such New Extension Lender will promptly perform in accordance with the terms thereof all obligations and requirements which are required to be performed by a Lender under the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement). Each New Extension Lender represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 8.08(b)(iii), (v) and (vi) of the Amended Credit Agreement (subject to such consents, if any, as may be required under Section 8.08(b)(iii) of the Amended Credit Agreement), (iii) from and after the Amendment Date, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by its Commitment and either it, or the Person exercising discretion in making its decision to acquire such Commitment, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement and this Amendment, and has received or has been accorded the opportunity to receive copies of the financial statements referred to in Section 4.01(g) of the Amended Credit Agreement and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to extend its Commitment, and (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to extend its Commitment to the Borrowers pursuant to the terms of this Amendment and the Amended Credit Agreement. Each New Extension Lender agrees that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents (as defined in the Amended Credit Agreement). Each New Extension Lender has submitted to the Administrative Agent an Administrative Questionnaire duly completed by such New Extension Lender to be used and relied upon by the Administrative Agent for all purposes of the Amended Credit Agreement.
(b)The Administrative Agent, each Fronting Bank and each Swing Line Lender consent to the execution and delivery by each New Extension Lender of this Amendment.
(c)Simultaneously with the effectiveness of this Amendment and notwithstanding any provisions of Section 2.06(b)(iii) of the Credit Agreement to the contrary, the Commitments of each of the Lenders, the outstanding amount of all Pro-Rata Advances and the participations of the Lenders in outstanding Letters of Credit and outstanding Swing Line Advances shall be reallocated among the Lenders in accordance with their respective Percentages (determined in accordance with the amount of each Lender’s Commitment set forth on Schedule I hereto). In order to effect such reallocations, each New Extension Lender and each other Lender whose Commitment as set forth on Schedule I hereto is in an amount that exceeds the amount of its “Commitment” under the Credit Agreement (each an “Assignee Lender”) shall be deemed to have purchased all right, title and interest in, and all obligations in respect of, the Commitments of the Lenders whose Commitments as set forth on Schedule I hereto are less than their respective “Commitments” under the Credit Agreement (each an “Assignor Lender”), so that the Commitments of each Lender will be as set forth on Schedule I hereto. Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, Assignment and Assumptions without the payment of any related assignment fee, and, except for any requested replacement promissory notes to be provided to the Assignor Lenders and Assignee Lenders in the principal amounts of their respective Commitments (or, if less, in the case of any such promissory note payable by a Borrower, such Assignor Lender’s or Assignee Lender’s pro rata share (based on the Commitments of all Lenders) of such Borrower’s Borrower Sublimit), no other documents or instruments shall be, or shall be required to be, executed in connection with such purchases and assignments (all of which are hereby waived). The Assignor Lenders and Assignee Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct (after giving effect to any netting effected by the Administrative Agent) with respect to such reallocations and assignments.
Section 4. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of the date hereof when and if (such date being the “Amendment Date”) the following conditions are satisfied:
(a)The Administrative Agent shall have received the following, each dated as of the Amendment Date (except for the financial statements referred to in clause (v) below), in form and substance satisfactory to the Administrative Agent and with one copy for each Swing Line Lender, each Fronting Bank and each Lender:

(i)    Counterparts of this Amendment, duly executed by each of the Borrowers, the Swing Line Lenders, the Fronting Banks, Lenders constituting Majority Lenders and each New Extension Lender, and all Notes (if any) requested by the Lenders pursuant to Section 2.18(d) of the Amended Credit Agreement, duly completed and executed by each Borrower and payable to such Lenders;
(ii)    Certified copies of (A) the resolutions of the Board of Directors of each Borrower approving this Amendment (including the extension of the Termination Date of any Lender), the Amended Credit Agreement, and the other Loan Documents (as defined in the Amended Credit Agreement) being executed and delivered in connection with this Amendment to which such Borrower is, or is to be, a party and (B) all documents evidencing any other necessary corporate action with respect to this Amendment (including the extension of the Termination Date of any Lender), the Amended Credit Agreement, and such Loan Documents (as defined in the Amended Credit Agreement);
(iii)    A certificate of the Secretary or an Assistant Secretary of each Borrower certifying (A) the names and true signatures of the officers of such Borrower authorized to sign this Amendment and each other Loan Document (as defined in the Amended Credit Agreement) being executed and delivered in connection with this Amendment to which such Borrower is, or is to become, a party and the other documents to be delivered hereunder; (B) that attached thereto are true and correct copies of the Organizational Documents of such Borrower, in each case as in effect on such date, and (C) that attached thereto are true and correct copies of all governmental and regulatory authorizations and approvals (including such Borrower’s Approval) required for the due execution, delivery and performance by such Borrower of this Amendment, the Amended Credit Agreement, and each other Loan Document (as defined in the Amended Credit Agreement) being executed and delivered in connection with this Amendment to which such Borrower is, or is to become, a party;
(iv)     A certificate of an Authorized Officer of each Borrower stating that both before and after giving effect to this Amendment (including the extension of the Termination Date of any Lender) (A) no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Default and (B) all representations and warranties made by such Borrower in the Amended Credit Agreement are true and correct in all material respects, except for those made specifically as of another date, in which case such representations and warranties shall be true as of such other date;
(v)     Copies of all the Disclosure Documents (it being agreed that those Disclosure Documents publicly available on the SEC’s EDGAR Database or on FE’s website no later than the Business Day immediately preceding the Amendment Date will be deemed to have been delivered under this clause (v));
(vi)    An opinion of Gina K. Gunning, Esq., Associate General Counsel of FE and counsel for the Borrowers, substantially in the form of Exhibit A hereto;
(vii)    An opinion of Akin Gump Strauss Hauer & Feld LLP, special counsel for the Borrowers, substantially in the form of Exhibit B hereto;

(viii)    A favorable opinion of King & Spalding LLP, special New York counsel for the Administrative Agent, substantially in the form of Exhibit C hereto; and
(ix)    Such other certifications, opinions, financial or other information, approvals and documents as the Administrative Agent, any Fronting Bank, any Swing Line Lender or any other Lender may reasonably request, all in form and substance satisfactory to the Administrative Agent, such Fronting Bank, such Swing Line Lender or such other Lender (as the case may be).
(b)The Borrowers shall have paid all of the fees payable in accordance with the 2014 Amendment Fee Letters.
(c)The Administrative Agent shall have received a copy of a letter agreement, dated as of March 31, 2014, among the Borrowers, the Administrative Agent and any “Lender” (as defined in the Credit Agreement) party to the Credit Agreement that will not be a Lender under the Amended Credit Agreement, evidencing the termination of the “Commitment” (as defined in the Credit Agreement) of such “Lender”.
(d)Each of the representations and warranties in Section 5 of this Amendment shall be true and correct before and after giving effect to this Amendment.
Section 5. Representations and Warranties. Each Borrower represents and warrants that (i) the representations and warranties of such Borrower contained in Section 4.01 of the Amended Credit Agreement (with each reference therein to “this Agreement”, “hereunder” and words of like import referring to the Credit Agreement being deemed to be a reference to the Amended Credit Agreement and each reference therein to “Loan Document” and words of like import being deemed to be a reference that includes this Amendment, the Amended Credit Agreement, the 2014 Amendment Fee Letters and the Notes delivered under Section 4(a)(i)) are true and correct on and as of the Amendment Date as though made on and as of the Amendment Date (other than, as to any such representation or warranty that by its terms refers to a specific date other than the Amendment Date, in which case, such representation and warranty shall be true and correct as of such specific date); and (ii) no event has occurred and is continuing, or would result from the execution, delivery or performance by such Borrower of this Amendment or the performance by such Borrower of the Amended Credit Agreement that constitutes an Event of Default or an Unmatured Default with respect to such Borrower.
Section 6. Effect on the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly set forth herein, operate as a waiver of any right, power or remedy of any Lender, Swing Line Lender or Fronting Bank or the Administrative Agent under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each of the Credit Agreement and the other Loan Documents is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Amendment shall constitute a Loan Document and shall be binding on the parties hereto and their respective successors and permitted assigns under the Amended Credit Agreement. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
Section 7.    Costs, Expenses and Taxes. Each Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, each Fronting Bank and each Swing Line Lender in connection with the preparation, execution, delivery and syndication administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out‑of‑pocket expenses of counsel for the Administrative Agent, the Fronting Banks and the Swing Line Lenders with respect thereto and with respect to advising the Administrative Agent, the Fronting Banks and each Swing Line Lender as to their rights and responsibilities under this Amendment. Each Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses of counsel), incurred by the Administrative Agent, the Fronting Banks, the Swing Line Lenders and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Amended Credit Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section.
Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
Section 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
If you agree to the foregoing, please evidence such agreement by (i) executing and returning one counterpart of this Amendment by facsimile or e-mail to Meredith Jetton (fax no. 212-556-2222; e-mail mjetton@kslaw.com) and (ii) executing and returning five original counterparts to this Amendment by overnight mail to King & Spalding LLP, 1185 Avenue of the Americas, New York, New York 10036, Attention: Meredith Jetton.
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Very truly yours,

FIRSTENERGY SOLUTIONS CORP.

By /s/ Steven R. Staub
Steven R. Staub
Vice President and Treasurer

ALLEGHENY ENERGY SUPPLY COMPANY, LLC

By /s/ Steven R. Staub
Steven R. Staub
Vice President and Treasurer

The undersigned hereby agree to the foregoing:

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as a Lender, as a Fronting Bank and as a Swing Line Lender

By /s/ Peter Christensen
Name: Peter Christensen
Title: Vice President

BANK OF AMERICA, N.A., as a Lender, as a Fronting Bank and as a Swing Line Lender

By /s/ Jerry Wells
Name: Jerry Wells
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC, as a Lender and as a Fronting Bank

By /s/ Andrew N Taylor
Name: Andrew N Taylor
Title: Vice President

Goldman Sachs Bank USA, as a Lender

By /s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

KeyBank National Association, as a Lender and as a Fronting Bank

By /s/ Sherrie I. Manson
Name: Sherrie I. Manson
Title: Senior Vice President

BARCLAYS BANK PLC, as a Lender,

By /s/ Alicia Borys
Name: Alicia Borys
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By /s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By /s/ Jean-Marc Vauclair
Name: Jean-Marc Vauclair
Title: Authorized Signatory

MIZUHO BANK, LTD., as a Lender

By /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender and as a Fronting Bank

By /s/ Jeffrey Fesenmaier
Name: Jeffrey Fesenmaier
Title: Director

THE BANK OF NOVA SCOTIA, as a Lender and a Fronting Bank

By /s/ Thane Rattew
Name: Thane Rattew
Title: Managing Director

Citibank, N.A., as a Lender and as a Fronting Bank

By /s/ Anita J. Brickell
Name: Anita J. Brickell
Title: Vice President

ROYAL BANK OF CANADA, as a Lender

By /s/ Rahul D. Shah
Name: Rahul D. Shah
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as a Lender

By /s/ Michael King
Name: Michael King
Title: Authority Signatory

BNP PARIBAS, as a Lender

By /s/ Denis O’Meara
Name: Denis O’Meara
Title: Managing Director

By /s/ Roberto Impeduglia
Name: Roberto Impeduglia
Title: Vice President

The Bank of New York Mellon, as a Lender

By /s/ Richard K. Fronapfel, Jr.
Name: Richard K. Fronapfel, Jr.
Title: Vice President

U.S. Bank, N.A., as a Lender

By /s/ Eric J. Cosgrove
Name: Eric J. Cosgrove
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By /s/ Christian S. Brown
Name: Christian S. Brown
Title: Senior Vice President

CoBank, ACB, as a Lender

By /s/ Josh Batchelder
Name: Josh Batchelder
Title: Regional Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By /s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director

By /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

Canadian Imperial Bank of Commerce, New York Branch as a Lender

By /s/ Anju Abraham
Name: Anju Abraham
Title: Authorized Signatory

By /s/ Robert Casey
Name: Robert Casey
Title: Authorized Signatory

Banco Bilbao Vizcaya Argentaria S.A.,
New York Branch
as a Lender [and as a Fronting Bank]

By /s/ Luca Sacchi
Name: Luca Sacchi
Title: Managing Director

By /s/ Nurys Maleki
Name: Nurys Maleki
Title: Vice President
Global Trade Finance

SANTANDER BANK, N.A., as a Lender

By /s/ William Maag
Name: William Maag
Title: Senior Vice President

THE HUNTINGTON NATIONAL BANK,
as a Lender

By /s/ Lori Cummins-Meyer
Name: Lori Cummins-Meyer
Title: Vice President

SCHEDULE I

List of Commitments and Lending Offices

Lender	Commitment Amount	Domestic Lending Office	Eurodollar Lending Office

JPMorgan Chase Bank, N.A.	$66,666,666.65	1111 Fannin, 10th Floor Houston, TX 77002-6925 Account Manager: Leslie Hill Phone: (713) 750-2318 Fax: (713) 427-6307 Email: Leslie.D.Hill@chase.com	Same as Domestic Lending Office

The Royal Bank of Scotland plc	$63,333,333.65	600 Washington Boulevard, Stamford, Connecticut 06901 Contact: John Ferrante Phone: (203) 897-7623 Fax: (203) 873-5300 Email: John.Ferrante@rbs.com Group Email: gbmnaagency@rbs.com	Same as Domestic Lending Office

Bank of America, N.A.	$66,666,666.60	104 N Tryon Street, Floor 17 Charlotte, NC 28155-0001 Contact: Mike Mason Phone: (980) 683-1839 Fax: (980) 233-7196 Email: Michael.Mason@baml.com	Same as Domestic Lending Office

Barclays Bank PLC	$75,000,000.00	745 Seventh Avenue New York, NY 10019 Contact: Phone: (1) 201 499 0040 Fax: (1) 972 535 5728 Email: 19725355728@tls.ldsprod.com	Same as Domestic Lending Office

Citibank, N.A.	$66,666,666.60	399 Park Avenue, 16th Floor 5 New York, NY 10043 Contact: Loan Administration Phone: (302) 894-6053 Fax: (212) 994-0847 Email: GLOriginationOps@citi.com	Same as Domestic Lending Office

2

Lender	Commitment Amount	Domestic Lending Office	Eurodollar Lending Office
KeyBank National Association	$75,666,666.65	124 Public Square Cleveland, OH 44114 Contact: Yvette Dyson-Owens Phone: (216) 689-4815 Email: Yvette_M_Dyson-Owens@KeyBank.com	Same as Domestic Lending Office

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$66,666,666.60	1251 Avenue of the Americas New York, NY 10020-1104 Contact: Mr. Jamie Velez Phone: (201) 413-8586 Fax: (201) 521-2304	Same as Domestic Lending Office

The Bank of Nova Scotia	$66,666,666.60	720 King Street W – 2nd floor Toronto, ON, Canada M5V 2T3 Contact: Amanda Seuradge Phone: (416) 649-4066 Fax: (212) 225-5079 Email: amanda.seuradge@scotiabank.com	Same as Domestic Lending Office

Goldman Sachs Bank USA	$135,000,000.00	200 West Street New York, NY 10282 Contact: Operations Phone: (212) 902-1099 Fax: (212) 977-3966 Email: gs-sbd-admin-contacts@ny.email.gs.com	Same as Domestic Lending Office

Morgan Stanley Bank, N.A.	$65,000,000.00
One Utah Center
201 South Main Street, 5th Floor
Salt Lake City, UT 84111

Phone: (443) 627-4355
Fax: (718) 233-2140
Email: msloanservicing@morganstanley.com

with a copy to:

1300 Thames Street
Baltimore, MD 21231

Phone: (443) 627-4355
Fax: (718) 233-2140
Email: msloanservicing@morganstanley.com
			Same as Domestic Lending Office

3

Lender	Commitment Amount	Domestic Lending Office	Eurodollar Lending Office
Credit Suisse AG, Cayman Islands Branch	$74,000,000.00	Eleven Madison Avenue New York, NY 10010 Contact: Vijaykumar Kalji Phone: +91 20 6673 4371 Fax: (866) 469-3871 Email: vijaykumar.kalji@credit-suisse.com	Same as Domestic Lending Office

BNP Paribas	$65,000,000.00	787 Seventh Avenue New York, NY 10019 Contact: Denis O’Meara Phone: (212) 471-8108 Fax: (212) 841-2745 Email: denis.omeara@us.bnpparibas.com	Same as Domestic Lending Office

Royal Bank of Canada	$65,000,000.00	Three World Financial Center, 5th Floor New York, NY 10281 Contact: Manager, Loans Administration Phone: (212) 428-6322 Fax: (212) 428-2372	Same as Domestic Lending Office

Mizuho Bank, Ltd.	$68,999,999.85	1251 Avenue of the Americas New York, NY 10020	Same as Domestic Lending Office

Sumitomo Mitsui Banking Corporation	$67,666,666.80	277 Park Avenue, 6th Floor New York, NY 10172 Contact: Delma Mitchell Phone: (212) 224-4387 Fax: (212) 224-4391 Email: Delma_C_Mitchell@smbcgroup.com	Same as Domestic Lending Office

U.S. Bank, N.A.	$55,666,666.60	National Corporate Banking CN-OH-W8 425 Walnut Street, 8th Floor Cincinnati, OH 45202 Contact: Eric Cosgrove Phone: (513) 632-3033 Fax: (513) 632-2068 Email: eric.cosgrove@usbank.com	Same as Domestic Lending Office

4

Lender	Commitment Amount	Domestic Lending Office	Eurodollar Lending Office
PNC Bank, National Association	$55,666,666.60	249 First Avenue Pittsburgh, PA 15222 Contact: Maja Kuljic Phone: (440) 546-7364 Fax: (877) 728-2851 Email: Pacticipationla8brv@pnc.com	Same as Domestic Lending Office

The Bank of New York Mellon	$55,666,667.00	1 Wall Street, 19th Floor New York, NY 10286 Contact: Amber Mierek Phone: (315) 765-4300 Fax: (315) 765-4782 Email: amber.mierek@bnymellon.com	Same as Domestic Lending Office

Canadian Imperial Bank of Commerce, New York Agency	$40,000,000.00	425 Lexington Avenue, 4th Floor New York, NY 10017 Contact: Angela Tom Phone: (416) 542-4446 Fax: (905) 948-1934 Email: Angela.Tom@cibc.ca	Same as Domestic Lending Office

Credit Agricole Corporate and Investment Bank	$50,999,999.80	1301 Avenue of the Americas New York, NY 10019 Contact: Dixon Schultz Phone: (713) 890-8607 Fax: (713) 890-8668 Email: dixon.schultz@ca-cib.com	Same as Domestic Lending Office

CoBank, ACB	$52,333,333.40	5500 South Quebec Street Greenwood Village, CO 80111 Contact: Jisun Lee Phone: (303) 694-5938 Fax: (303) 740-4021 Email: agencybank@cobank.com	Same as Domestic Lending Office

Banco Bilbao Vizcaya Argentaria, S.A., New York Branch	$40,000,000.00	1345 Avenue of the Americas 45th Floor New York, NY 10105 Contact: C&I Banking Phone: (212) 728-2382 Fax: (212) 333-2926 Email: cibny@grupobbva.com	Same as Domestic Lending Office

5

Lender	Commitment Amount	Domestic Lending Office	Eurodollar Lending Office
Santander Bank, N.A.	$40,000,000.00	75 State Street Boston, MA 02109 Contact: Jennifer Heil Phone : (610) 378-6661 Fax : (484) 338-2831 Email : participations@santander.us	Same as Domestic Lending Office

The Huntington National Bank	$21,666,666.60	41 South High Street Columbus, OH 43215 Contact: Shefali Patel Phone: (614) 480-5677 Fax: (614) 480-2249 Email: Shefali.patel@huntington.com	Same as Domestic Lending Office

TOTAL	1,500,000,000.00

SCHEDULE VIII

Termination Dates of the Lenders

Lender	Termination Date
The Royal Bank of Scotland plc	March 31, 2019
JPMorgan Chase Bank, N.A.	March 31, 2019
Goldman Sachs Bank USA	March 31, 2019
KeyBank National Association	March 31, 2019
Barclays	March 31, 2019
Credit Suisse AG, Cayman Islands Branch	March 31, 2019
Mizuho Bank, Ltd.	March 31, 2019
Sumitomo Mitsui Banking Corporation	March 31, 2019
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	March 31, 2019
The Bank of Nova Scotia	March 31, 2019
Citibank, N.A.	March 31, 2019
Bank of America, N.A.	March 31, 2019
Royal Bank of Canada	March 31, 2019
Morgan Stanley Bank, N.A.	March 31, 2019
BNP Paribas	March 31, 2019
The Bank of New York Mellon	March 31, 2019
U.S. Bank N.A.	March 31, 2019
PNC Bank, National Association	March 31, 2019
CoBank, ACB	March 31, 2019
Credit Agricole Corporate and Investment Bank	March 31, 2019
Canadian Imperial Bank of Commerce, New York Branch	March 31, 2019
Banco Bilbao Vizcaya Argentaria, S.A., New York Branch	March 31, 2019
Santander Bank, N.A.	March 31, 2019
The Huntington National Bank	March 31, 2019